--------------------------------------------------------------------------------
                                                                     Exhibit 4.2



                     GRUPO INDUSTRIAL DURANGO, S.A. de C.V.


                                       TO


                            THE CHASE MANHATTAN BANK,
                                   as Trustee







                                    Indenture


                            Dated as of July 25, 1996








                                  $250,000,000


                              125/8% Notes due 2003





--------------------------------------------------------------------------------


                                                             TABLE OF CONTENTS
                                                             -----------------

                                                                                                                Page
                                                                                                                ----


PARTIES...........................................................................................................1


RECITALS OF THE COMPANY  1


ARTICLE ONE  DEFINITIONS AND OTHER
             PROVISIONS OF GENERAL APPLICATION....................................................................1

         SECTION 101.  Definitions 1
         SECTION 102.  Compliance Certificates and Opinions......................................................15
         SECTION 103.  Form of Documents Delivered to Trustee....................................................16
         SECTION 104.  Acts of Holders; Record Dates.............................................................16
         SECTION 105.  Notices, Etc., to Trustee and Company.....................................................17
         SECTION 106.  Notice to Holders; Waiver.................................................................17
         SECTION 107.  Conflict with Trust Indenture Act.........................................................18
         SECTION 108.  Effect of Headings and Table of Contents..................................................18
         SECTION 109.  Successors and Assigns....................................................................18
         SECTION 110.  Separability Clause.......................................................................18
         SECTION 111.  Benefits of Indenture.....................................................................18
         SECTION 112.  Governing Law.............................................................................18
         SECTION 113.  Legal Holidays............................................................................18
         SECTION 114.  Consent to Service; Jurisdiction..........................................................19
         SECTION 115.  Language of Notices, Etc..................................................................19

ARTICLE TWO   SECURITY FORMS.....................................................................................19

         SECTION 201.  Forms Generally...........................................................................19
         SECTION 202.  Form of Face of Security..................................................................20
         SECTION 203.  Form of Reverse of Security...............................................................22
         SECTION 204.  Form of Trustee's Certificate of Authentication...........................................27
         SECTION 205.  Book-Entry Notes..........................................................................27

ARTICLE THREE   THE SECURITIES...................................................................................29

         SECTION 301.  Title and Terms...........................................................................29
         SECTION 302.  Denominations.............................................................................29
         SECTION 303.  Execution, Authentication, Delivery and Dating............................................30
         SECTION 304.  Temporary Securities......................................................................30
         SECTION 305.  Registration of Transfer and Exchange.....................................................30
         SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..........................................31
         SECTION 307.  Payment of Interest; Interest Rights Preserved............................................32
         SECTION 308.  Persons Deemed Owners.....................................................................33

                                      (ii)

         SECTION 309.  Cancellation..............................................................................33
         SECTION 310.  Computation of Interest...................................................................33
         SECTION 311.  CUSIP Numbers.............................................................................34

ARTICLE FOUR   SATISFACTION AND DISCHARGE........................................................................34

         SECTION 401.  Satisfaction and Discharge of Indenture...................................................34
         SECTION 402.  Application of Trust Money................................................................35

ARTICLE FIVE   REMEDIES  35

         SECTION 501.  Events of Default.........................................................................35
         SECTION 502.  Acceleration of Maturity; Rescission and Annulment........................................37
         SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee...........................38
         SECTION 504.  Trustee May File Proofs of Claim..........................................................39
         SECTION 505.  Trustee May Enforce Claims Without Possession of Securities...............................39
         SECTION 506.  Application of Money Collected............................................................39
         SECTION 507.  Limitation on Suits.......................................................................39
         SECTION 508.  Unconditional Right of Holders to Receive Principal and Interest..........................40
         SECTION 509.  Restoration of Rights and Remedies........................................................40
         SECTION 510.  Rights and Remedies Cumulative............................................................40
         SECTION 511.  Delay or Omission Not Waiver..............................................................41
         SECTION 512.  Control by Holders........................................................................41
         SECTION 513.  Waiver of Past Defaults...................................................................41
         SECTION 514.  Undertaking for Costs.....................................................................41
         SECTION 515.  Waiver of Stay or Extension Laws..........................................................42

ARTICLE SIX   THE TRUSTEE  42

         SECTION 601.  Certain Duties and Responsibilities.......................................................42
         SECTION 602.  Notice of Defaults........................................................................42
         SECTION 603.  Certain Rights of Trustee.................................................................42
         SECTION 604.  Not Responsible for Recitals or Issuance of Securities....................................43
         SECTION 605.  May Hold Securities.......................................................................43
         SECTION 606.  Money Held in Trust.......................................................................44
         SECTION 607.  Compensation and Reimbursement............................................................44
         SECTION 608.  Disqualification:  Conflicting Interest...................................................44
         SECTION 609.  Corporate Trustee Required; Eligibility...................................................44
         SECTION 610.  Resignation and Removal; Appointment of Successor.........................................45
         SECTION 611.  Acceptance of Appointment by Successor....................................................46
         SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...............................46
         SECTION 613.  Preferential Collection of Claims Against Company.........................................46

ARTICLE SEVEN   HOLDERS' LISTS AND REPORTS
                BY TRUSTEE AND COMPANY...........................................................................47

         SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.................................47
         SECTION 702.  Preservation of Information; Communications to Holders....................................47

                                     (iii)

         SECTION 703.  Reports by Trustee........................................................................47
         SECTION 704.  Reports by Company........................................................................48

ARTICLE EIGHT   CONSOLIDATION, MERGER,
                CONVEYANCE, TRANSFER OR LEASE....................................................................48

         SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms......................................48
         SECTION 802.  Successor Substituted.....................................................................50

ARTICLE NINE   SUPPLEMENTAL INDENTURES...........................................................................50

         SECTION 901.  Supplemental Indentures Without Consent of Holders........................................50
         SECTION 902.  Supplemental Indentures with Consent of Holders...........................................51
         SECTION 903.  Execution of Supplemental Indentures......................................................51
         SECTION 904.  Effect of Supplemental Indentures.........................................................52
         SECTION 905.  Conformity with Trust Indenture Act.......................................................52
         SECTION 906.  Reference in Securities to Supplemental Indentures........................................52
         SECTION 907.  Notice of Supplemental Indentures.........................................................52

ARTICLE TEN   COVENANTS  52

         SECTION 1001.  Payment of Principal and Interest........................................................52
         SECTION 1002.  Maintenance of Office or Agency..........................................................52
         SECTION 1003.  Money for Security Payments to Be Held in Trust..........................................53
         SECTION 1004.  Statement by Officers as to Default......................................................54
         SECTION 1005.  Existence  54
         SECTION 1006.  Maintenance of Properties................................................................54
         SECTION 1007.  Payment of Taxes and Other Claims........................................................54
         SECTION 1008.  Limitation on Indebtedness...............................................................54
         SECTION 1009.  Limitation on Restricted Payments........................................................56
         SECTION 1010.  Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.............57
         SECTION 1011.  Limitation on the Issuance of Capital Stock and Indebtedness of Subsidiaries.............58
         SECTION 1012.  Limitation on Transactions with Affiliates...............................................58
         SECTION 1013.  Limitation on Liens......................................................................59
         SECTION 1014.  Limitation on Sale and Leaseback Transactions............................................60
         SECTION 1015.  Limitation on Asset Sales................................................................60
         SECTION 1016.  Change of Control........................................................................62
         SECTION 1017.  Indemnification of Judgment Currency.....................................................63
         SECTION 1018.  Payment of Additional Amounts............................................................63
         SECTION 1019.  Provision of Financial Information.......................................................66
         SECTION 1020.  Waiver of Certain Covenants..............................................................66

ARTICLE ELEVEN   REDEMPTION OF SECURITIES........................................................................67

         SECTION 1101.  Right of Redemption......................................................................67
         SECTION 1102.  Election to Redeem; Notice to Trustee....................................................67

                                      (iv)

         SECTION 1103.  Notice of Redemption.....................................................................68
         SECTION 1104.  Deposit of Redemption Price..............................................................68
         SECTION 1105.  Securities Payable on Redemption Date....................................................68

ARTICLE TWELVE   DEFEASANCE AND COVENANT DEFEASANCE..............................................................69

         SECTION 1201.  Company's Option to Effect Defeasance or Covenant Defeasance.............................69
         SECTION 1202.  Defeasance and Discharge.................................................................69
         SECTION 1203.  Covenant Defeasance......................................................................69
         SECTION 1204.  Conditions to Defeasance or Covenant Defeasance..........................................70
         SECTION 1205.  Deposited Money and U.S. Government Obligations to Be Held in Trust, Other
                        Miscellaneous Provisions.................................................................71
         SECTION 1206.  Reinstatement............................................................................72


TESTIMONIUM
SIGNATURES AND SEALS
SCHEDULE A

                                  Certain Sections of this Indenture relating to
                                         Sections 310 through 318 of the
                                           Trust Indenture Act of 1939:

        Trust Indenture                                                                           Indenture
          Act Section                                                                              Section
          -----------                                                                              -------
   ss. 310        (a)(1)         ......................................................              609
                  (a)(2)         ......................................................              609
                  (a)(3)         ......................................................         Not Applicable
                  (a)(4)         ......................................................         Not Applicable
                  (b)            ......................................................              608
                                                                                         ----------------------------
                                                                                                     610
   ss. 311        (a)            ......................................................              613
                  (b)            ......................................................              613
   ss. 312        (a)            ......................................................              701
                                                                                                     702(a)
                  (b)            ......................................................              702(b)
                  (c)            ......................................................              702(c)
   ss. 313        (a)            ......................................................              703(a)
                  (a)(4)         ......................................................              101
                                                                                                     1004
                  (b)            ......................................................              703(a)
                  (c)            ......................................................              703(a)
                  (d)            ......................................................              703(b)
   ss. 314        (a)            ......................................................              704
                  (b)            ......................................................         Not Applicable
                  (c)(1)         ......................................................              102
                  (c)(2)         ......................................................              102
                  (c)(3)         ......................................................         Not Applicable
                  (d)            ......................................................         Not Applicable
                  (e)            ......................................................              102
   ss. 315        (a)            ......................................................              601
                  (b)            ......................................................              602
                  (c)            ......................................................              601
                  (d)            ......................................................              601
                  (e)            ......................................................              514
   ss. 316        (a)            ......................................................              101
                  (a)(1)(A)      ......................................................              502
                                                                                                     512
                  (a)(1)(B)      ......................................................              513
                  (a)(2)         ......................................................         Not Applicable
                  (b)            ......................................................              508



        Trust Indenture                                                                           Indenture
          Act Section                                                                              Section
          -----------                                                                              -------

                  (c)            ......................................................              104(c)
   ss. 317        (a)(1)         ......................................................              503
                  (a)(2)         ......................................................              504
                  (b)            ......................................................              1003
   ss. 318        (a)            ......................................................              107




Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of July 25, 1996, between GRUPO INDUSTRIAL DURANGO, S.A. de C.V., a corporation duly organized and existing under the laws of the United Mexican States (herein called the "Company"), having its principal office at Potasio 150, Ciudad Industrial, Durango, Durango, United Mexican States, and THE CHASE MANHATTAN BANK, a banking corporation duly organized and existing under the laws of New York, as Trustee (herein called the "Trustee").


                             RECITALS OF THE COMPANY


                  The Company has duly authorized the creation of an issue of its 125/8% Notes due 2003 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:


                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

                  SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in Mexico, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted accepted in Mexico and consistently applied by the Company at the date of such computation; and

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person became a Subsidiary or assumed in connection with the acquisition of assets from such Person and not Incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such assets being acquired.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional  Amounts"  has the  meaning  specified  in Section
1018.

                  "Adjusted Consolidated Assets" means the total amount of assets of the Company and its Subsidiaries (less applicable depreciation, amortization and other valuation reserves), after deducting therefrom all current liabilities of the Company and its Subsidiaries, all as set forth on the most recently available consolidated balance sheet of the Company and its Subsidiaries, prepared in conformity with Mexican GAAP.

                  "Adjusted  Consolidated Net Income" means, for any period, the aggregate net income (or loss) of any Person and its consolidated Subsidiaries for such period determined in conformity with Mexican GAAP; provided that the following items will be excluded in computing Adjusted Consolidated Net Income (without duplication): (i) the net income (or loss) of any Person that is not a Subsidiary of such Person, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Subsidiaries by such other Person during such period, (ii) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (3) of the first paragraph of Section 1009 (and, in such case, except to the extent includible pursuant to the foregoing clause (i) above), the net income (or loss) of such Person accrued prior to the date it becomes a Subsidiary of any other Person or is merged into or consolidated with such other Person or any of its Subsidiaries or all or substantially all of the property and assets of such Person are acquired by such other Person or any of its Subsidiaries, (iii) the net income (or loss) of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation and (iv) all extraordinary gains and extraordinary losses.

                  "ADS"  means an American  Depositary  Share  representing  two
CPOs.

                  "Affiliate" of any specified Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person, or (ii) which beneficially owns or holds directly or indirectly

5% or more of any class of the Voting Stock of such specified Person or of any Subsidiary of such specified Person. For the purposes of this definition, "control," when used with respect to any specified person, means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Asset Acquisition" means (i) an investment by the Company or any of its Subsidiaries in any other Person pursuant to which such Person will become a Subsidiary of the Company or any of its Subsidiaries or will be merged into or consolidated with the Company or any of its Subsidiaries or (ii) an acquisition by the Company or any of its Subsidiaries of the assets of any Person other than the Company or any of its Subsidiaries that constitute substantially all of a division or line of business of such Person.

                  "Asset Disposition" means the sale or other disposition by the Company or any of its Subsidiaries (other than to the Company or another Subsidiary of the Company) of (i) all or substantially all of the Capital Stock of any Subsidiary of the Company or (ii) all or substantially all of the assets that constitute a division or line of business of the Company or any of its Subsidiaries.

                  "Asset Sale" means with respect to any Person, any sale, transfer or other disposition (including by way of merger, consolidation or Sale and Leaseback Transaction not involving a Capitalized Lease) in one transaction or a series of related transactions by such Person or any of its Subsidiaries to any Person (other than such Person or any of its Subsidiaries in the ordinary course of business) of (i) all or any of the Capital Stock of any Subsidiary of such Person, (ii) all or substantially all of the assets of a division or line of business of such Person or any of its Subsidiaries or (iii) any other assets of such Person or any of its Subsidiaries outside the ordinary course of business of such Person or such Subsidiary and, in each case, that is not governed by the provisions of Article VIII.

                  "Attributable Indebtedness" means, when used in connection with a Sale and Leaseback Transaction referred to in Section 1014, at any date of determination, the product of (i) the net proceeds from such Sale and Leaseback Transaction and (ii) a fraction, the numerator of which is the number of full years of the term of the lease relating to the property involved in such Sale and Leaseback Transaction (without regard to any options to renew or extend such term) remaining at the date of the making of such computation and the denominator of which is the number of full years of the term of such lease (without regard to any options to renew or extend such term) measured from the first day of such term.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day except a Saturday, Sunday or other day on which banking institutions in Durango, Mexico or The City of New York are authorized or obligated by law or executive order to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock, whether now outstanding or issued after the date hereof, including, without limitation, all Common Stock and Preferred Stock.

                  "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with Mexican GAAP, is required to be capitalized on the balance sheet of such Person; and "Capitalized Lease Obligation" is defined to mean the discounted present value of the rental obligations, as aforesaid, under such lease.

                  "Change of Control" has the meaning specified in Section 1016.

                  "Code" is defined to mean the United States Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, the Comptroller, the Treasurer or an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated EBITDA" means, with respect to any Person for any period, the sum of the amounts for such period of (i) Adjusted Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) income taxes (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (iv) depreciation expense,
(v) amortization expense and (vi) all other non-cash items reducing Adjusted Consolidated Net Income, less all non-cash items increasing Adjusted Consolidated Net Income, all as determined on a consolidated basis for such Person and its Subsidiaries in conformity with Mexican GAAP.

                  "Consolidated Interest Expense" means, with respect to any Person for any period, the aggregate amount of interest in respect of Indebtedness (including amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; and the net costs associated with Interest Rate Agreements) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by such Person and its consolidated Subsidiaries during such period; excluding, however, any amount of such interest of any Subsidiary of such Person if the net income (or loss) of such Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income for such Person pursuant to clause (iii) of the definition thereof (but only in the same proportion as the net income (or loss) of such Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income for such Person pursuant to clause (iii) of the definition thereof).

                  "Consolidated Tangible Net Worth" of any Person means the stockholders' equity of such Person, determined on a consolidated basis in accordance with Mexican GAAP, less (i) amounts attributable to Redeemable Stock of such Person and (ii) amounts attributable to deferred charges; provided that, with respect to the Company, adjustments following the date of this Indenture to the accounting books and records of the Company in accordance with the Mexican counterparts for Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of Control of the Company by another Person will not be given effect.

                  "Corporate Trust Office" means the principal office of the Trustee in The City of New York at which at any particular time its corporate trust business shall be administered, which at the date hereof is 4 Chase MetroTech Center, Brooklyn, NY 11245, or such other office as shall be specified in writing.

                  "corporation"  means   a  corporation,  association,  company,
 joint-stock company or business trust.

                  "Covenant  Defeasance"  shall have the  meaning  specified  in
Section 1203.

                  "CPO" means an ordinary participation certificate issued by the CPO Trust.

                  "CPO Trust" means that certain trust created pursuant to the Trust Agreement, dated November 24, 1989, by Nafinsa, S.N.C., as grantor and as the CPO Trustee, which will hold Series A Shares and which will issue CPOs.

                  "CPO Trustee" means Nafinsa, S.N.C., or its successor, as Trustee under the Trust Agreement, dated November 24, 1989.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement reasonably designed to protect the Company or any of its Subsidiaries against fluctuations in currency values to or under which the

                  Company or any of its Subsidiaries is a party or a beneficiary on the Issue Date or becomes a party or a beneficiary thereafter.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Defeasance" shall have the meaning specified in Section 1202.

                  "Employee Stock Option Trust" means the trust established under the trust agreement dated June 9, 1994, which pursuant thereto may purchase Series A Shares from time to time for the benefit of the officers and employees of the Company.

                  "Event of Default" has the meaning specified in Section 501.

                  "Excess Proceeds" has the meaning specified in Section 1015.

                  "Excess Proceeds Payment" has the meaning specified in Section 1015.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                  "Expiration Date" shall have the meaning specified in the definition of "Offer to Purchase."

                  "Group" has the meaning specified in Section 1016.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" will not include endorsements for collection or deposit in the ordinary course of business; and the term "Guaranteed" will have a meaning correlative to the foregoing.

                  "Holder" means the registered holder of a Security.

                  "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to Mexican GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable," and "Incurring" have meanings correlative to the foregoing); provided, however, that a change in Mexican GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness will not be deemed an Incurrence of such Indebtedness.

                  "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (v) all obligations of such Person as lessee under Capitalized Leases, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of such Indebtedness will be the lesser of (a) the fair market value of such asset at such date of determination and (b) the amount of such Indebtedness of such other Persons, (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person, (viii) the Securities and any Guarantees thereof and (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date will be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with Mexican GAAP.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Interest Coverage Ratio" means, with respect to any Person on any Transaction Date, the ratio of (i) the aggregate amount of Consolidated EBITDA of such Person for the four fiscal quarters for which financial
information  in  respect  thereof  is  available   immediately   prior  to  such
Transaction Date to (ii) the aggregate Consolidated Interest Expense of such Person during such four fiscal quarters. In making the foregoing calculation,
(a) pro forma effect will be given to (1) any Indebtedness Incurred subsequent to the end of the four-fiscal-quarter period referred to in clause (i) and prior to the Transaction Date, (2) any Indebtedness Incurred during such period to the extent such Indebtedness is outstanding at the Transaction Date and (3) any Indebtedness to be Incurred on the Transaction Date, in each case as if such Indebtedness had been Incurred on the first day of such four-fiscal-quarter period and after giving effect to the application of the proceeds thereof; (b) Consolidated Interest Expense attributable to interest on any Indebtedness (whether existing or being Incurred) computed on a pro forma basis and bearing a floating interest rate will be computed as if the rate in effect on the date of computation (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate

Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period; (c) there will be excluded from Consolidated Interest Expense any Consolidated Interest Expense related to any amount of Indebtedness that was outstanding during such four-fiscal-quarter period or thereafter but that is not outstanding or is to be repaid on the Transaction Date; (d) pro forma effect will be given to Asset Dispositions and Asset Acquisitions that occur during such four-fiscal-quarter period or thereafter and prior to the Transaction Date (including any Asset Acquisition to be made with the Indebtedness Incurred pursuant to clause (a) above) as if they had occurred on the first day of such four-fiscal-quarter period; and (e) pro forma effect will be given to asset dispositions and asset acquisitions that have been made by any Person that has become a Subsidiary of the Company or has been merged with or into the Company or any Subsidiary of the Company during the four-fiscal-quarter period referred to above or subsequent to such period and prior to the Transaction Date and that would have been Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Subsidiary of the Company as if such asset dispositions or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such period.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Interest Rate Agreement" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement reasonably designed to protect the Company or any of its
Subsidiaries against fluctuations in interest rates to or under which the Company or any of its Subsidiaries is a party or a beneficiary on the date hereof or becomes a party or a beneficiary hereafter.

                  "Investment" means any direct or indirect advance (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of any Person or its Subsidiaries), loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, any other Person.

                  "Issue Date" means the date on which the Securities are originally issued under this Indenture.

                  "Judgment Currency" has the meaning specified in Section 1017.

                  "Lien"  with  respect  to any  property  or  assets  means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Management  Stockholders"  means   Ing.  Miguel  Rincon,  Dr.
Jose A. Rincon and Sr. Jesus Rincon and members of their immediate families.

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Mexican GAAP" means accounting principles generally accepted in Mexico, including accounting principles which account for the effects of inflation as provided for under Bulletin B-10 "Recognition of the Effects of Inflation on the Financial Information," as amended, issued by the Mexican Institute of Public Accountants.

                  "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of (i) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (a) is secured by a Lien on the property or assets sold or (b) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Company or any Subsidiary of the Company as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with Mexican GAAP.

                  "1994 Yankee Bonds" means the Company's 12% Notes Due 2001, issued under an indenture dated as of July 21, 1994.

                  "Non-Recourse Indebtedness" means any Indebtedness of a Non-Recourse Subsidiary (i) in respect of which neither the Company nor any of its Subsidiaries (other than a Non-Recourse Subsidiary) is liable or obligated in any manner including, without limitation, liabilities or obligations constituting Indebtedness of the Company or any of its Subsidiaries (other than a Non-Recourse Subsidiary) and (ii) the occurrence of any event or the existence of any condition under any agreement or instrument relating to which shall not at any time have the effect of accelerating, or permitting the acceleration of, the maturity of any Indebtedness of the Company or any of its Subsidiaries (other than a Non-Recourse Subsidiary) or otherwise permitting any such Indebtedness to be declared to be due and payable, or to be required to be prepaid, purchased or redeemed, prior to the stated maturity thereof.

                  "Non-Recourse Subsidiary" means a Subsidiary designated by the Board of Directors in a Board Resolution delivered to the Trustee that at the time of such designation has total assets of $1,000 or less and that (i) owns only property and assets acquired by such Subsidiary after the Issue Date from a Person or Persons other than the Company or any of its Subsidiaries or Affiliates, and (ii) has no Indebtedness other than Non-Recourse Indebtedness.

                  "Offer" has the meaning specified in the definition of "Offer to Purchase."

                  "Offer to Purchase" means an offer by the Company (the "Offer"), which is set forth in a writing sent by first class mail, postage prepaid, to each Holder at the address of such Holder appearing in the Security Register on the date of the Offer, offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to the provisions hereof). Unless otherwise required by applicable law, the Offer will specify an expiration date (the "Expiration Date") of the Offer to Purchase which will be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for the purchase of Securities within five Business Days after the Expiration Date. The Company will notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer will be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer will contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed pursuant to Section 1019 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer will contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer will also state:

               (a) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

               (b) the Expiration Date and the Purchase Date;

               (c) the aggregate principal amount of the outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section of this Indenture requiring the Offer to Purchase) (the "Purchase Amount");

               (d) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (the "Purchase Price");

               (e) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

               (f) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

               (g) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

               (h) that on the Purchase Date the Purchase Price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon will cease to accrue on and after the Purchase Date;

               (i) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or an attorney for the Holder duly authorized in writing);

               (j) that Holders of Securities will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of the tender of such Holder;

               (k) that (i) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company will purchase all such Securities and (ii) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company will purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof will be purchased); and

               (1) that in case of any Holder whose  Security is purchased  only in part, the Company will execute, and the Trustee will authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, the Comptroller, the Treasurer or an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Mexican Counsel" means a written opinion of Mexican counsel admitted to practice in Mexico who shall be acceptable to the Trustee, provided that such counsel may rely, as to any matters of U.S. law, on an Opinion of U.S. Counsel.

                  "Opinion of U.S. Counsel" means a written opinion of independent U.S. counsel admitted to practice in the State of New York who shall be acceptable to the Trustee, provided that such counsel may rely, as to any matters of Mexican law, on an Opinion of Mexican Counsel.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i)   Securities  theretofore  cancelled   by the  Trustee  or
         delivered  to the  Trustee  for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company, which shall initially be The Chase Manhattan Bank.

                  "Permitted Business Investment" means any Investment by the Company or a Subsidiary of the Company in another Subsidiary or in an Affiliate which is an Affiliate solely by reason of being directly or indirectly controlled by the Company or such Subsidiary and which is engaged in a business similar to that of the Company and its Subsidiaries.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen security.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the date hereof, including, without limitation, all series and classes of such preferred or preference stock.

                  "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

                  "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture-

                  "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the July 1 or January 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Related Person" of any Person means any other Person that owns, or any controlling Affiliate of any other Person that owns, (i) 5% or more of the outstanding Common Stock of such Person or (ii) 5% or more of the Voting Stock of such Person.

                  "Required Filing Dates" has the meaning specified in Section 1019.

                  "Restricted  Payment"  has the  meaning  specified  in Section
1009.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 180 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement will be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "Securities Act" means the United States Securities Act of 1933, as amended.

                  "Security   Register"  and  "Security   Registrar"   have  the
respective meanings specified in Section 305.

                  "Series A Shares" means the Company's Series A common shares, without par value.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Spot rate of  exchange"  shall have the meaning  specified in
Section 1017.

                  "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  "Substantially-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person if at least 95% of the Common Stock or other similar equity ownership interests (but not including Preferred Stock) in such Subsidiary (other than any directors' qualifying shares) is owned directly or indirectly by such Person.

                  "Successor  Company"  shall  have  the  meaning  specified  in
Section 801.

                  "Transaction Date" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Subsidiaries, the date such Indebtedness is to be Incurred and, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Underwriting Agreement" means the underwriting agreement, dated July 22, 1996 between the Company and the underwriters named therein relating to the sale of the 126/8% Notes due 2003.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  "Voting Stock" means Capital Stock of any class or kind ordinarily having the power to vote for the election of directors of the Company.

                  "Working Capital Facilities" means a borrowing facility or facilities established for working capital purposes, as certified to the Trustee in an Officers' Certificate, entered into after the Issue Date.

                  SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an opinion of Mexican Counsel or an Opinion of U.S. Counsel, as the case may be, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                    (1)  a  statement   that  each   individual   signing   such
               certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (2) a brief  statement  as to the  nature  and  scope of the
               examination  or  investigation   upon  which  the  statements  or
               opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement  as to whether,  in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.

Where such execution is by a signer acting in a capacity other than such Person's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such Person's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company  may, in the  circumstances  permitted  by the
Trust Indenture Act, fix any date as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 105. Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
          Attention: Corporate Trust Administration, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address furnished in writing to the Trustee by the Company.

                  SECTION 106. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of the Holder as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 107. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION  109.  Successors  and  Assigns.   All  covenants  and
agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 112. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  SECTION 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.

                  SECTION 114. Consent to Service; Jurisdiction. Each party hereto irrevocably agrees that any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, waives any objection which it may now or hereafter have to the laying of the venue of any such legal suit, action or proceeding, waives any immunity from jurisdiction or to service of process in respect of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law in accordance with applicable law. The Company hereby irrevocably waives any right to invoke jurisdiction it may have to any court by virtue of Mexican law. The Company hereby appoints CT Corporation System Inc., 1633 Broadway, New York, New York 10019 as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and further designates its domicile, the domicile of CT Corporation System Inc. specified above and any domicile CT Corporation System Inc. may have in the future as its domicile to receive any notice hereunder (including service of process). If for any reason CT Corporation System Inc. (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Company will promptly appoint a successor agent for this purpose reasonably acceptable to the Trustee. The Company agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

                  SECTION 115. Language of Notices, Etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


                                   ARTICLE TWO

                                 SECURITY FORMS

                  SECTION 201. Forms Generally. The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 202. Form of Face of Security.


                     GRUPO INDUSTRIAL DURANGO, S.A. de C.V.

                             12-6/8% NOTES DUE 2003

                                                             CUSIP No. 40050MAA4

No. R-1
$250,000,000


                  GRUPO INDUSTRIAL DURANGO, S.A. de C.V., a limited liability company duly organized and existing under the laws of the United Mexican States (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of Two Hundred and Fifty Million U.S. Dollars on August 1, 2003, and to pay interest thereon from July 25, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 1 and August 1 in each year, commencing February 1, 1997 at the rate of 126/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture (as defined on the reverse hereof), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment at such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained in The City of New York for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by cheek mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Company shall pay Additional Amounts and the Securities shall be subject to redemption by the Company as provided in Sections 1018 and 1101 of the Indenture.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                      GRUPO INDUSTRIAL DURANGO, S.A. de C.V.



                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:
[SEAL)


Attest:

                  SECTION 203. Form of Reverse of Security. This Security is one of a duly authorized issue of Securities of the Company designated as its 125/8% Notes due 2003 (herein called the "Securities"), limited in aggregate principal amount to $250,000,000, issued and to be issued under an Indenture, dated as of July 25, 1996 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The  Securities   shall  constitute   direct,   unsecured  and
unconditional obligations of the Company and will rank pari passu among themselves and with all other present and future unsecured and unsubordinated indebtedness of the Company, other than obligations which are mandatorily preferred by statute or by operation of law.

                  All payments of principal and interest in respect of the Securities shall be made after withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Mexico or any authority therein or thereof having power to tax. The Company shall pay such additional amounts ("Additional Amounts") as will result in receipt by the Holders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such Additional Amounts shall be payable with respect to any payment on any Security to the extent:

                  (i) that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder or beneficial owner of such Security and Mexico (or any authority therein or thereof having power to tax) other than the holding of such Security and the receipt of payments with respect to such Security;

                  (ii) of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period;

                  (iii) of any  Mexican  taxes to the extent  that such  Mexican taxes would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification, information, documentation or other reporting requirement if (a) such compliance is required by law (including, without limitation, Article 154 of the Mexican Income Tax Law), regulation or administrative practice as a precondition to exemption from, or reduction in the rate of withholding of, Mexican taxes (other than a reduction or exemption pursuant to any income tax treaty to which Mexico is a party) and (b) at least 30 days prior to the first interest payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified the Trustee in writing that the Holders or beneficial Owners of the Securities will be required to provide such information or documentation;

                  (iv) of any Mexican taxes imposed at a rate in excess of 15% if (a) such Holder or beneficial owner has failed to provide on a timely basis, at the reasonable request of the Company (subject to the conditions set forth below), information or documentation concerning such Holder's or beneficial owner's eligibility for benefits under an income tax treaty to which Mexico is a party that is necessary to determine the appropriate rate of deduction or withholding of Mexican taxes under any such treaty and (b) at least thirty 30 days prior to the first Interest Payment Date with respect to which the Company shall make such request, the Company shall have notified the Trustee in writing that the holders or beneficial owners of the Securities will be required to provide such information or documentation; or

                  (v) of estate, inheritance, gift, property or other similar taxes imposed with respect to such Security.

                  Notwithstanding the foregoing, the limitations on the Company's obligation to pay Additional Amounts set forth in clauses (iii) and
(iv) above shall not apply if a certification, identification, information, documentation or other reporting requirement described in clause (iii), or the provision of information or documentation described in clause (iv), as the case may be, would be materially more onerous, in form, in procedure or in the substance of information disclosed, to such Holders or beneficial owners (taking into account any relevant differences between U.S. and Mexican law, regulation or administrative practice) than comparable information or other reporting requirements imposed under U.S. tax law, regulation (including proposed regulations) and administrative practice or other reporting requirements imposed as of July 22, 1996 under U.S. tax law, regulation (including proposed regulations) and administrative practice (such as IRS Forms 1001, W-8 and W-9). Notwithstanding the preceding sentence, so long as Rule 252 issued by the Secretaria de Hacienda y Credito Publico (the "Ministry of Finance") published in the Diario Oficial de la Federacion on March 29, 1996 or a substantially similar successor of such rule is in effect, the limitations on the Company's obligation to pay Additional Amounts set forth in Clause (iii) above shall not apply unless (a) the certification, identification, information, documentation or other reporting requirement described in such Clause (iii) is required in order to apply Rule 252 (or a substantially similar successor rule thereto), (b) the Company cannot obtain such certification, identification, information, documentation or other reporting requirement through reasonable diligence and
(c) the Company otherwise would meet the requirements for application of Rule 252 (or a substantially similar successor rule thereto). In addition, clauses
(iii) and (iv) above shall not be construed to require that a non-Mexican pension or retirement fund or a non-Mexican financial institution or any other Holder register with the Ministry of Finance for the purpose of establishing eligibility for an exemption from Mexican withholding tax or to require that a Holder or beneficial owner certify or provide information concerning whether it is or is not a tax-exempt pension or retirement fund.

                  Upon the Trustee's receipt of timely notification from the Company that the Holders or beneficial owners will be required to provide information or documentation, as described in clause (iii) or (iv) above, the Trustee shall provide such notification to the Holders or

                                      -23
beneficial owners, as the case may be. The Company shall, as soon as practicable and in no event later than 30 days following the due date for each payment of Mexican taxes withheld by the Company with respect to the Securities, provide the Trustee with a certified copy of the official receipt evidencing the payment of such taxes. The Trustee shall, for a period of five years following the due date for each payment, maintain in its files each such certified copy received from the Company.

                  The Trustee shall, upon written request by the beneficial owner of a Security or any Paying Agent, provide such owner or Paying Agent with a copy of the certified copy of the receipt provided to the Trustee by the Company regarding the amount of Mexican tax withheld by the Company with respect to the Securities within 30 Business Days following the receipt by the Trustee of such request.

                  All references in this Security to principal or interest in respect of any Security shall be deemed to mean and include all Additional Amounts, if any, payable in respect of such principal or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made. All references in this Security to principal in respect of any Security shall be deemed to mean and include any redemption price or purchase price payable in respect of such Security pursuant to any redemption provided for above or pursuant to any Offer to Purchase, and express mention of the payment of any redemption price or purchase price in any provision hereof shall not be construed as excluding reference to any redemption price or purchase price in those provisions hereof where such express reference is not made.

                  In the event that Additional Amounts actually paid with respect to the Securities are based on rates of deduction or withholding of Mexican taxes in excess of the appropriate rate applicable to the Holder or beneficial owner of such Securities, and, as a result thereof, such Holder or beneficial owner is entitled to make a claim for a refund or credit of such excess from Mexican tax authorities, then such Holder or beneficial owner shall, by accepting the Securities, be deemed to have assigned and transferred all right, title and interest to any such claim for a refund or credit of such excess to the Company. However, by making such assignment, the Holder or beneficial owner makes no representation or warranty that the Company will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto.

                  Reference is made to Section 1018 of the Indenture for further provisions with respect to the payment of Additional Amounts.

                  If, as a result of any amendment to, or change in, the laws (or any regulation or rulings thereunder) of Mexico or any political subdivision or taxing authority thereof or therein, or any amendment to or change in an official interpretation or application regarding such laws, regulations or rulings, which amendment, change, application or interpretation becomes effective on or after July 22, 1996, the Company pays or would be obligated for reasons outside its control, and after taking reasonable measures available to it to avoid such obligation, to pay Additional Amounts in respect of any Security pursuant to the terms and conditions thereof in excess of those attributable to the Mexican withholding tax of 15% imposed on interest payments to

Holders, then, at the option of the Company, the Securities may be redeemed, as a whole but not in part, at any time, upon giving not less than 30 nor more than 60 days' notice by mail to the Holders (which notice shall be irrevocable), at a Redemption Price equal to the principal amount thereof, together with accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the Interest Payment Date that is on or prior to the Redemption Date) and any Additional Amounts which would otherwise be payable; provided that (i) no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts and
(ii) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

                  Prior to the publication of any notice of redemption pursuant to this provision, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Company so to redeem have occurred and (ii) an Opinion of Mexican Counsel to the effect that the Company has or shall become obligated to pay such Additional Amounts as a result of such amendment or change. Such notice, once delivered by the Company to the Trustee, shall be irrevocable.

                  The Company shall pay all stamp and similar duties, if any, which may be imposed by Mexico, the United States of America or any other governmental entity or political subdivision therein or thereof or any taxing authority of or in any of the foregoing, with respect to the Indenture or the initial issuance of this Security.

                  Except as specifically provided in this Security or the Indenture, the Company shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture provides that, subject to certain conditions, if
(i) certain Net Cash Proceeds are available to the Company as a result of an Asset Disposition or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee for 60 days after the receipt of such notice, request and offer of indemnity has failed to institute any such proceeding, and no direction inconsistent with such request shall have been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed by the Holder hereof or an attorney for the Holder duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1015 or 1016 of the Indenture, check the box:

                  |_|

                  If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1015 or 1016 of the Indenture, state the amount: $

Dated:                                 Your Signature:
                                       -----------------------------
                                       (Sign exactly as name appears
                                       on the other side of this Security)


                  SECTION 204. Form of Trustee's Certificate of Authentication. This is one of the Securities referred to in the within-mentioned Indenture.


Dated:                                     THE CHASE MANHATTAN BANK,
                                                          as Trustee



                                           By
                                             -----------------------------------
                                                    Authorized Signatory


                  SECTION 205. Book-Entry Notes. (a) Anything in the other provisions of this Indenture to the contrary notwithstanding, it is intended that the Securities shall be initially represented by one or more registered global notes (the "Global Notes") in an amount equal to the aggregate principal amount of the Securities which shall be deposited with, or on behalf of,

The Depository Trust Company, New York, New York (the "Depositary") and registered in the name of the Depositary's nominee. The Global Notes shall be substantially in the form provided in Section 201, with such modifications as may be necessary or desirable to reflect the issuance thereof in global form, and may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee. If a Company Order pursuant to Section 303 has been, or simultaneously is, delivered, any further instructions by the Company with respect to the endorsement or delivery of the Global Notes shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Mexican Counsel or an Opinion of U.S. Counsel.

                  The Global Notes shall bear a legend substantially to The following effect: "Unless this Global Note is presented by an authorized representative of The Depository Trust Company ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any Global Note issued is registered in the name of Cede & Co., as nominee of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any other person is wrongful, inasmuch as the record owner hereof, Cede & Co. (or such other entity as is requested by an authorized representative of DTC), has an interest herein."

                  (b) So long as a nominee of the Depositary is the registered owner of the Global Notes, such nominee will be considered the sole owner and holder of the Securities represented by the Global Notes under this Indenture. Except as provided below, owners of beneficial interests in the Global Notes will not be entitled to have Securities represented by the Global Notes registered in their names, will not receive or be entitled to receive physical delivery of the Securities in certificated form and will not be considered the owners or holders thereof under this Indenture.

                  Neither the Company, the Trustee nor any Underwriter (as defined in the Underwriting Agreement) will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Notes, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

                  Principal and interest payments on Notes represented by the Global Notes shall be made to the Depositary's nominee as the registered owner of the Global Notes. Under the terms hereof, the Company and the Trustee shall treat the persons in whose names the Notes are registered as the owners of such Notes for the purpose of receiving payment of principal and interest on such Notes and for all other purposes whatsoever. Therefore, neither the Company nor the Trustee has any direct responsibility or liability for the payment of principal or interest on the Notes to owners of beneficial interests in the Global Notes.

                  (c) If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, the Company shall issue Securities in definitive form in exchange for the Global Notes. In addition, the Company may at any time determine not to have the Securities represented by the Global Notes and, in such event, the Company will issue Securities in definitive form in exchange for the Global Notes representing such Securities. In any such instance, an owner of a beneficial interest in the Global Notes will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in the denominations and in the form provided in this Indenture.


                                  ARTICLE THREE

                                 THE SECURITIES

                  SECTION 301. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $250,000,000, except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906, or in connection with an Offer to Purchase pursuant to Section 1015 or 1016.

                  The Securities shall be known and designated as the "125/8% Notes due 2003" of the Company. Their Stated Maturity shall be August 1, 2003, and they shall bear interest at the rate of 126/8% per annum, from July 25, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on February 1 and August 1, commencing February 1, 1997, until the principal thereof is paid or made available for payment.

                  The principal of and interest on the Securities shall be payable at the office or agency of the Company in The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Company shall pay Additional Amounts, and the Securities shall be subject to redemption by the Company, as provided in Sections 1018 and 1101.

                  The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1015 and 1016.

                  The Securities shall be subject to Defeasance at the option of the Company as provided in Article Twelve.

                  The  Securities   shall  constitute   direct,   unsecured  and
unconditional obligations of the Company and will rank pari passu among themselves and with all other present and future unsecured and unsubordinated indebtedness of the Company, other than obligations which are mandatorily preferred by statute or by operation of law.

                  SECTION 302. Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

                  SECTION 303. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make such Securities available for delivery as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  SECTION 304. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 305. Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed, by the Holder thereof or an attorney for such Holder duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 or in accordance with any Offer to Purchase pursuant to Section 1015 or 1016.

                  The Company shall not be required to issue, register the transfer of or exchange any Security after the opening of business 15 days before the day of the mailing of a notice of redemption of Securities under
Section 1103.

                  SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 307. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The  Company  may elect to make  payment of any  Defaulted
         Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 308. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 309. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to Section 1015 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed unless the Trustee shall have received written instructions from the Company directing it to take other action with respect thereto.

                  SECTION  310.   Computation  of  Interest.   Interest  on  the
Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 311. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers, either as printed on the Securities or as contained in any notice of a redemption, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in, or omission of, such numbers.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                  SECTION 401. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to the Trustee for cancellation

                              (i)  have become due and payable, or

                              (ii) will  become   due   and   payable  at  their
                           Stated  Maturity  within one year, or

                             (iii) are  to  be  called  for   redemption  within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee far cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2)  the  Company   has  paid  or caused  to be paid all other
         sums  payable  hereunder  by the Company; and

                  (3)  the Company  has delivered  to the  Trustee an  Officers'
         Certificate, an Opinion of Mexican Counsel and an Opinion of U.S. Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                  SECTION 402. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    REMEDIES
                                    --------

                  SECTION 501. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of arty administrative or governmental body):

          (1) default in the payment of the principal of any Security at its Maturity; or

          (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders; or

          (4) failure to perform or comply with the  provisions  of Section 801;
     or

          (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by overnight courier, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) a default under any Indebtedness for money borrowed by the Company or any Subsidiary of the Company; provided that such Indebtedness, individually or in the aggregate, has an aggregate principal amount then outstanding in excess of $5 million (or the equivalent thereof in other currencies or currency units) whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (7) the entry by a court having jurisdiction in the premises of a final judgment or order (not subject to appeal) against the Company or any of its Subsidiaries in excess of $5 million (or the equivalent thereof in other currencies or currency units) individually or $5 million (or the equivalent thereof in other currencies or currency units) in the aggregate of all such Persons which remains undischarged or unbonded for a period of 60 days thereafter; or

          (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of Mexico or the United States of America or any political subdivision thereof or (B) a decree or order adjudging the Company or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable law of Mexico or the United States of America or any political subdivision thereof, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of the property of the Company or any such Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 15 consecutive days; or

          (9) the commencement by the Company or any of its Subsidiaries of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of Mexico or the United States of America or any political subdivision thereof or of any other case or proceeding in any court in Mexico or the United States of America or any political subdivision thereof to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Subsidiary to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of Mexico or the United States of America or any political subdivision thereof or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any of its Subsidiaries in any court in Mexico or the United States of America or any political subdivision thereof, or the filing by the Company or any of its Subsidiaries of a petition or answer or consent seeking reorganization or relief under any applicable law of Mexico or the United States of America or any political subdivision thereof, or the consent by the Company or any of its Subsidiaries to the filing of such petition or the appointment of or the taking of possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any of its Subsidiaries or of any substantial part of the property of the Company or any of its Subsidiaries, or the making by the Company or any of its Subsidiaries of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its Subsidiaries in furtherance of any such action.

                  SECTION 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) the principal of any Securities which have become
                  due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment  of such  interest  is
                  lawful, interest upon overdue interest at the rate borne by the Securities, and

                           (D) all  sums  paid  or   advanced   by  the  Trustee
                  hereunder and the reasonable compensation, expenses, dis-bursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION  503. Collection   of   Indebtedness   and  Suits  for
Enforcement  by Trustee.  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute judicial proceedings for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 504. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To  the  payment  of all amounts due the Trustee under
         Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively.

                  SECTION 507. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 508. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section
307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

The  assertion or  employment  of any right or remedy  hereunder,  or otherwise,
shall  not  prevent  the  concurrent   assertion  or  employment  of  any  other
appropriate right or remedy.

                  SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 512. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture;

               (2) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such action; and

               (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

               (1) in the payment of the principal of or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 514. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this

Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Holders or the Trustee.

                  SECTION 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

                  SECTION 601. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 602. Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 603. Certain Rights of Trustee. Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the written advice of such counsel, any Opinion of Mexican Counsel or any Opinion of U.S. Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the Trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION  604.  Not  Responsible  for  Recitals  or Issuance of
Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 605. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 607. Compensation  and  Reimbursement.   The   Company
agrees

                    (1)  to  pay  to  the   Trustee   from  time  to  time  such
               compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (3) to  indemnify  each of the Trustee  and any  predecessor trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing to it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or Section 501(9), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for its services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 608. Disqualification: Conflicting Interest. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  SECTION 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a federal or state supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 610. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 611. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any Successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION  613.  Preferential   Collection  of  Claims   Against
Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the

Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                  ARTICLE SEVEN

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY
                             ----------------------

                  SECTION  701.  Company    to   Furnish    Trustee   Names  and
Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  SECTION 702. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 703. Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each April 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such April 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                  SECTION 704. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE EIGHT

                             CONSOLIDATION, MERGER,
                          CONVEYANCE, TRANSFER OR LEASE
                          -----------------------------

                  SECTION 801. Company May Consolidate, Etc., Only on Certain Terms. The Company (i) shall not consolidate with or merge into any other Person; (ii) shall not permit any other Person to consolidate with or merge into the Company; (iii) shall not directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety; or (iv) shall not, and shall not permit any Subsidiary to, directly or indirectly (a) acquire the Capital Stock of or other ownership interests of any other Person such that such Person becomes a Subsidiary of the Company or (b) purchase, lease or otherwise acquire all or substantially all of the property and assets of any Person as an entirety or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person, unless:

                  (1) immediately before and after giving effect to such transaction and treating any Indebtedness Incurred by the Company or a Subsidiary of the Company as a result of such transaction as having been Incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, would have occurred and be continuing;

                  (2) in case the Company consolidates with or merges into another Person or will directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company as an entirety (for purposes of this Section 801, a "Successor Company") will be a corporation, partnership or trust, will be organized and validly existing under the laws of Mexico or the United States or any political subdivision thereof and will expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (3) immediately after giving effect to such transaction (other than a transaction described in (iv) above), the Consolidated Tangible Net Worth of the Company or, if applicable, the Successor Company, will be equal to or greater am the Consolidated Tangible Net Worth of the Company immediately prior to such transaction;

                  (4) immediately after giving effect to such transaction, and treating any Indebtedness Incurred by the Company or any Subsidiary of the Company as a result of such transaction as having been Incurred at the time of such transaction, the Interest Coverage Ratio of the Company or the Successor Company is at least 1.1:1, or, if less, equal to the Interest Coverage Ratio of the Company immediately prior to such transaction; provided that, if the Interest Coverage Ratio of the Company before giving effect to such transaction is within the range set forth in column (A) below, then the pro forma Interest Coverage Ratio of the Company or the Successor Company shall be at least equal to the lesser of (i) the ratio determined by multiplying the percentage set forth in column (B) below by the Interest Coverage Ratio of the Company prior to such transaction and (ii) the ratio set forth in column (C) below:

                  (A)                                                           (B)              (C)
                  1.11:1 to............................................         90%              1.75:1
                  1.99:1

                  2.00:1 to............................................         80%              2.10:1
                  2.99:1

                  3.00:1 to............................................         70%              2.40:1
                  3.99:1

                  4.00:1 to............................................         60%              2.50:1
                  4.99:1

         and provided further that, if the pro forma Interest Coverage Ratio of the Company or the Successor Company is 2.5:1 or more, the calculation in the preceding proviso shall be inapplicable and such transaction shall be deemed to have complied with the requirements of this clause
         (4); and

                  (5) if, as a result of any such transaction, property and assets of the Company or any Subsidiary of the Company would become subject to a Lien which would not be permitted by this Indenture, the Company or, if applicable, the the Successor Company, as the case may be, will take such steps as will be necessary effectively to secure the Securities equally and ratably with (or prior to) the Indebtedness secured by such Lien.

                  SECTION 802. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES
                             -----------------------

                  SECTION 901. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (1) to  evidence  the  succession  of another  Person to the
               Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

                    (2) to add to the  covenants  of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                    (3) to provide for uncertificated  Securities in addition to or  in  place  of  certificated  Securities  (provided  that  the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code); or

                    (4) to confirm and evidence the release and discharge of any
               Lien created for the benefit of the Holders no longer required pursuant to Section 1013; or

                    (5) to comply  with any  requirement  of the  Commission  in connection with the qualification of this Indenture under the Trust Indenture Act or otherwise; or

                    (6) to secure the Securities; or

                    (7) to cure any  ambiguity,  error,  defective  provision or inconsistency, to cure, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (4) shall not adversely affect the interests of the Holders in any material respect.

                  SECTION 902. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which any Security, interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

               (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

               (3) modify any of the provisions of this Section,  Section 513 or
          Section 1020, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

               (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1015 or 1016, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Mexican Counsel and an Opinion of U.S. Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  SECTION 906. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                  SECTION 907. Notice of Supplemental Indentures. Promptly after the effective date of each supplemental indenture, the Company shall mail or shall cause to be mailed to Holders a notice briefly describing the substance of such supplemental indenture; provided that the failure to give such notice to any Holder, or any defect therein, will not impair or affect the validity or such supplemental indenture.


                                   ARTICLE TEN

                                    COVENANTS
                                    ---------

                  SECTION 1001. Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 1002. Maintenance of Office or Agency. The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan in The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 1003. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 1004. Statement by Officers as to Default. The Company will deliver to the Trustee, within 60 days after the end of each January and June ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  SECTION 1005. Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 1006. Maintenance of Properties. The Company will cause all properties material to the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 1007. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful material claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which a reserve is being maintained in accordance with Mexican GAAP.

                  SECTION 1008. Limitation on Indebtedness. The Company will not Incur any Indebtedness (other than the Securities); provided that the Company may Incur Indebtedness if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Interest Coverage Ratio of the Company would be greater than or equal to 3.5:1.00.

                  Notwithstanding the foregoing, the Company may Incur each and all of the following: (i) Indebtedness in an aggregate principal amount which does not exceed $200 million, less the aggregate principal amount of all Indebtedness Incurred and outstanding by Subsidiaries of the Company pursuant to
Section 1011(ii)(e), it being understood that, as of the Issue Date, $119.4 million aggregate principal amount of Indebtedness (which Indebtedness is set forth on a schedule to the Indenture) shall be deemed to have been Incurred pursuant to this clause (i) after the Issue Date; (ii) Indebtedness of the Company to any of its Subsidiaries; (iii) Indebtedness Incurred in respect of performance bonds, bankers' acceptances and letters of credit provided in the ordinary course of business, provided that the aggregate principal amount of all Indebtedness Incurred pursuant to this clause (iii) and Section 1011(ii)(c) and outstanding at any one time does not exceed $10 million; (iv) Indebtedness Incurred under Currency Agreements and Interest Rate Agreements, provided that, in the case of Currency Agreements that relate to other Indebtedness, such Currency Agreements do not increase the Indebtedness of the Company outstanding at any time other than as a result of fluctuations in foreign currency exchange rates; (v) Acquired Indebtedness, provided that at the time of Incurrence thereof the Company could Incur at least $1.00 of Indebtedness under the preceding paragraph; (vi) Indebtedness in respect of surety or appeal bonds;
(vii) Indebtedness not otherwise permitted to be Incurred under this or the preceding paragraph, provided that the aggregate principal amount of all Indebtedness Incurred pursuant to this clause (vii) does not exceed $20 million outstanding at any one time; and (viii) Indebtedness Incurred to renew, extend, refinance or refund, directly or indirectly, the Securities, any Indebtedness outstanding on the Issue Date that was not repaid with the proceeds of the Securities issued hereunder or any Indebtedness Incurred pursuant to clause
(iii) or (v) above, provided, however, that such Indebtedness does not exceed the principal amount of such Securities, any such Indebtedness outstanding on the Issue Date or any such Indebtedness Incurred pursuant to clause (iii) or (v) above being renewed, extended, refinanced or refunded, as the case may be, plus costs and expenses ordinarily and customarily incurred upon such renewal, extension, refinancing or refunding; provided further that if Indebtedness being renewed, extended, refinanced or refunded is subordinate in right of payment to the Securities, such Indebtedness must be subordinated in right of payment to the Securities to the same extent; and provided further that such Indebtedness by its terms or by the terms of any agreement or instrument pursuant to which such Indebtedness is issued, (x) does not provide for payments of principal of such Indebtedness at the stated maturity thereof or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company or any Subsidiary of the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Indebtedness upon an event of default thereunder), (A) in the case of Indebtedness being Incurred to renew, extend, refinance or refund a portion of the Securities, prior to the Stated Maturity of the Securities or (B) in the case of Indebtedness outstanding on the Issue Date being renewed, extended, refinanced or refunded pursuant to this clause (viii) which has a stated maturity subsequent to the Stated Maturity of the Notes, prior to the Stated Maturity of the Notes, and (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company or any Subsidiary of the Company) which is conditioned upon a change of control of the Company unless such redemption or retirement is pursuant to provisions substantially similar to those described in Section 1016.

                  SECTION 1009. Limitation on Restricted Payments. The Company will not, and will not permit any Subsidiary of the Company to, directly or indirectly, (i) declare or pay any dividend or make any distribution on its Capital Stock (other than dividends or distributions payable solely in shares of its or such Subsidiary's Capital Stock (other than Redeemable Stock) of the same relative priority in liquidation and with respect to dividends held by such holders or in options, warrants or other rights to acquire such shares of Capital Stock) held by Persons other than the Company or a Subsidiary of the Company, (ii) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of the Company or any Subsidiary of the Company (including options, warrants or other rights to acquire such shares of Capital Stock) held by Persons other than the Company or a Substantially-Owned Subsidiary of the Company other than in exchange for shares of Capital Stock of the Company (other than Redeemable Stock) or options, warrants or other rights to acquire such shares of Capital Stock, (iii) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company or any Subsidiary of the Company that is subordinated in right of payment to the Securities other than pursuant to clause (viii) of the second paragraph of
Section 1008 or clause (ii)(h) of Section 1011, or (iv) make any Investment in any Affiliate of the Company or any Subsidiary of the Company, except to the extent that the consideration used to make such Investment consists of Capital Stock (other than Redeemable Stock) of the Company (such payments or any other actions described in clauses (i) through (iv) being collectively "Restricted Payments"), if, at the time of, and after giving effect to, the proposed Restricted Payment: (1) an Event of Default or event that, after notice or passage of time or both would become an Event of Default, will have occurred and be continuing, (2) the Company could not Incur at least $1.00 of Indebtedness under the first paragraph of Section 1008 or (3) the aggregate amount expended for all Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the Board of Directors, whose determination will be conclusive and evidenced by a Board Resolution) after the date hereof will exceed the sum of (X) 50% of the aggregate amount of the Adjusted Consolidated Net Income (or, if the Adjusted Consolidated Net Income is a loss, minus 100% of such amount) of the Company accrued on a cumulative basis during the period (taken as one accounting period) beginning on July 1, 1996 and ending on the last day of the last fiscal quarter preceding the Transaction Date plus (Y) the aggregate net proceeds (including the fair market value of non-cash proceeds as determined in good faith by the Board of Directors, whose determination will be conclusive and evidenced by a Board Resolution) received by the Company from the issuance and sale of its Capital Stock (not including Redeemable Stock) to a Person who is not a Subsidiary of the Company, including an issuance or sale permitted by this Indenture for cash or other property upon the conversion of any Indebtedness of the Company subsequent to the Issue Date, or from the issuance of any options, warrants or other rights to acquire Capital Stock of the Company (in each case, exclusive of any Redeemable Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the Stated Maturity of the Securities and exclusive of any issuance of Capital Stock to an Affiliate as contemplated by
(iv) above if such Person is an Affiliate by virtue of clause (i) of the definition of "Affiliate"), plus (Z) $10 million.

                  The foregoing provision will not take into account, and will not be violated by reason of, (i) an Investment by the Company in a Substantially-Owned Subsidiary of the Company or by any Subsidiary of the Company in the Company or a Subsidiary of the Company or an Investment by the Company or any Subsidiary of the Company in any Affiliate that becomes a Subsidiary of the Company or any of its Subsidiaries as a result of such Investment (other than a Person that is an Affiliate by virtue of clause (i) of the definition of "Affiliate"); (ii) the purchase of up to 20,000 Series A Shares of the Company in any consecutive 12-month period by the Company, provided such Series A Shares of the Company are contributed to the Company's Employee Stock Option Trust; (iii) payments to purchase shares of Capital Stock of Grupo Industrial Atenquique, S.A. de C.V. outstanding on the Issue Date and not owned directly or indirectly by the Company; (iv) payments pursuant to the purchase, redemption or other acquisition for value of any shares of Capital Stock of the Company solely out of the proceeds of the concurrent sale (other than to a Subsidiary of the Company) of shares of Capital Stock of the Company (other than Redeemable Stock); (v) payments of pro rata dividends to holders of minority interests in Subsidiaries of the Company; (vi) Permitted Business Investments not otherwise permitted by clause (i) above, provided that the aggregate amount of such Permitted Business Investment does not exceed $5 million in any 12-month period; or (vii) the payment of any dividend within 60 days after the date of declaration thereof, provided, however, that any amounts paid pursuant to clause (vii) will thereafter be considered as Restricted Payments paid pursuant to clause (3) of the preceding paragraph.

                  SECTION 1010. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries. The Company will not, and will not permit any Subsidiary of the Company to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Company to (i) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Subsidiary owned by the Company or any other Subsidiary of the Company, (ii) pay any Indebtedness owed to the Company or any other Subsidiary of the Company,
(iii) make loans or advances to the Company or any other Subsidiary of the Company or (iv) transfer any of its property or assets to the Company or any other Subsidiary of the Company.

                  The foregoing provision will not restrict or prohibit any encumbrances or restrictions existing: (i) pursuant to any agreement in effect on the date hereof; (ii) pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, provided that consummation of such transaction would not result in an Event of Default or an event or condition that with the passage of time or the giving of notice or both would become an Event of Default and that such encumbrance or restriction terminates if such agreement is terminated or such transaction is abandoned; (iii) with respect to any Person or the property and assets of such Person acquired by the Company or by any Subsidiary of the Company, existing at the time of such acquisition and permitted by
Section 1013; or (iv) pursuant to an agreement effecting a renewal, extension, refinancing or refunding of Indebtedness Incurred pursuant to an agreement referred to in clause (i) or (iii) above; provided, however, that the provisions contained in such renewal, extension, refinancing or refunding agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof, as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution.

                  SECTION 1011. Limitation on the Issuance of Capital Stock and Indebtedness of Subsidiaries. The Company will not permit any Subsidiary of the Company, directly or indirectly, to (i) issue or sell any shares of such Subsidiary's Capital Stock (including options, warrants or other rights to purchase shares of such Capital Stock) except (a) to the Company or a Substantially-Owned Subsidiary of the Company or (b) for fair value, or (ii) Incur any Indebtedness except (a) Indebtedness to the Company or to a Subsidiary of the Company; (b) Non-Recourse Indebtedness if such Subsidiary is a Non-Recourse Subsidiary; (c) Indebtedness Incurred in respect of performance bonds, bankers' acceptances and letters of credit provided in the ordinary course of business, provided that the aggregate principal amount of all Indebtedness Incurred pursuant to this clause (c) and clause (iii) of the second paragraph of Section 1008 and outstanding at any one time does not exceed $10 million; (d) Acquired Indebtedness, provided that at the time of Incurrence thereof the Company could Incur at least $1.00 of Indebtedness under the first paragraph of Section 1008; (e) Indebtedness Incurred (A) under Working Capital Facilities, (B) as Acquired Indebtedness and (C) in respect of purchase money obligations; provided that (i) the aggregate amount of Indebtedness outstanding under this clause (e) shall not exceed $80 million and under clause (B) and (C) of this clause (e) shall not exceed $40 million, and (ii) the aggregate amount outstanding under this clause (e) and under clause (i) of Section 1008 shall not exceed $200 million; (f) Indebtedness Incurred under Currency Agreements and Interest Rate Agreements, provided that, in the case of Currency Agreements that relate to other Indebtedness, such Currency Agreements do not increase the Indebtedness of the Company outstanding at any time other than as a result of fluctuations in foreign currency exchange rates; (g) Indebtedness described in clause (vi) of the definition of the term "Indebtedness" resulting solely from a Lien described in Section 1013(x); or (h) Indebtedness Incurred to renew, extend, refinance or refund Indebtedness outstanding on the Issue Date or Indebtedness Incurred pursuant to clause (c), (d) or (e)(B) above, provided, however, that such Indebtedness does not exceed the principal amount of, and premium, if any, on the Indebtedness being renewed, extended, refinanced or refunded, plus costs and expenses ordinarily and customarily incurred upon such renewal, extension, refinancing or refunding, and provided further that if the Indebtedness being renewed, extended, refinanced or refunded is subordinate in right of payment to the Securities, such Indebtedness must be subordinated in right of payment to the Securities to the same extent.

                  SECTION 1012. Limitation on Transactions with Affiliates. The Company will not, and will not permit any Subsidiary of the Company to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of the Company or any Subsidiary of the Company, except (i) upon fair and reasonable terms no less favorable to the Company or such Subsidiary than could be obtained in a comparable arm's-length transaction with a Person that is not such an Affiliate and (ii) if such transaction is in the best interests of the Company or such Subsidiary, provided that with respect to a transaction or series of related transactions involving aggregate payments by the Company or such Subsidiary having a fair market value equal to or in excess of (a) $1 million but less than $5 million, the Board of Directors of the Company approves such transaction or series of transactions and, in its good faith judgment, believes that such transaction or series of transactions complies with clauses (i) and (ii) of this paragraph as evidenced by a Board Resolution and (b) $5 million, (A) the Company receives the written opinion of a firm of investment bankers nationally recognized in the United

States that such transaction (or series of transactions) is fair, from a financial point of view, to the Company or such Subsidiary and (B) the Board of Directors of the Company approves such transaction or series of transactions and, in its good faith judgment, believes that such transaction or series of transactions complies with clauses (i) and (ii) of this paragraph, as evidenced by a Board Resolution.

                  The foregoing limitation does not limit, and will not apply to
(i) any transaction between the Company and any Substantially-Owned Subsidiary of the Company or between Substantially-Owned Subsidiaries of the Company; (ii) any transaction between the Company or any Subsidiary of the Company and any Person that is an Affiliate of the Company or of any Subsidiary of the Company, if (u) such Person is engaged in a similar business to that of the Company and its Subsidiaries, (v) such transaction is in the ordinary course of business of the Company or its Subsidiary, as the case may be, and such Person, (w) such transaction is on fair and reasonable terms no less favorable to the Company or such Subsidiary than could be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate, (x) such transaction is in the best interest of the Company or such Subsidiary, and (y) such Person is an Affiliate solely by virtue of being directly or indirectly controlled by the Company or a Subsidiary of the Company; (iii) payments not prohibited by Section 1009 solely by virtue of clause (iv) of the first paragraph thereof or payments that are "Restricted Payments" not prohibited by Section 1009; (iv) payments of reasonable and customary fees and salaries of directors and officers of the Company; (v) so long as the 1994 Yankee Bonds are outstanding, loans or advances, or transfers of any property or assets to the Company or any Subsidiary of the Company; and (vi) the contribution by the Company of Series A Shares of the Company to the Company's Employee Stock Option Trust.

                  SECTION 1013. Limitation on Liens. The Company will not, and will not permit any Subsidiary of the Company to, Incur any Lien upon property or assets of the Company or any Subsidiary of the Company to secure Indebtedness without making, or causing such Subsidiary to make, effective provision for securing the Securities equally and ratably with (or prior to) such Indebtedness as to such property for as long as such Indebtedness will be so secured unless such Indebtedness is subordinate in right of payment to the Securities, in which case the Securities will be secured prior to such Indebtedness as to such property for as long as such Indebtedness will be so secured.

                  The foregoing restrictions will not apply to (i) Liens existing on the Issue Date; (ii) Liens securing only the Securities; (iii) Liens upon property or assets of any Subsidiary of the Company in favor of only the Company or any Subsidiary of the Company, and Liens upon the property or assets of the Company in favor of only any Substantially-Owned Subsidiary of the Company; (iv) Liens for taxes or assessments or other governmental charges or levies not yet delinquent or, if due, which are being contested in good faith and for which a reserve or other appropriate provision, if any, is being maintained in accordance with Mexican GAAP; (v) Liens Incurred or deposits made in the ordinary course of business to secure obligations under workers' compensation, unemployment insurance and other types of social security laws;
(vi) any judgment Lien, unless the judgment it secures will not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or will not have been discharged within 60 days after the expiration of any such stay; (vii) Liens Incurred to secure the performance of statutory obligations, surety or appeal bonds, performance or return-of-money bonds or other obligations of a like nature incurred in the ordinary course of business; (viii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with Mexican GAAP shall have been made; (ix) Liens with respect to Acquired Indebtedness, provided that such Liens do not extend to or cover any property or assets of the Company or any Subsidiary of the Company other than the property or assets acquired and such Acquired Indebtedness is otherwise permitted by this Indenture and such Lien is not incurred in connection with, or in contemplation of, the transaction involving the incurrence of such Acquired Indebtedness; (x) Liens upon property acquired after the Issue Date, provided that (A) such Lien is created solely for the purpose of securing Indebtedness Incurred (1) to finance the cost (including the cost of improvement or construction) of the property subject thereto and such Lien is created prior to, at the time of or within six months after the later of the acquisition, completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (B) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost, (C) any such Lien shall not extend to or cover any property other than such property, the proceeds thereof and any improvements thereon and (D) the Incurrence of the Indebtedness secured by such Lien is otherwise permitted by the Indenture; (xi) Liens securing Indebtedness Incurred under Section 1011(ii)(e)(A); and (xii) Liens securing Indebtedness Incurred to renew, extend, refinance or refund, in whole or in part, Indebtedness secured by any Lien incurred under clause (i), (ix) or
(x) hereof, provided, that such Lien does not extend to any other property or assets and the principal amount of Indebtedness so secured is not increased.

                  In addition to the foregoing, the Company and its Subsidiaries may Incur a Lien to secure any Indebtedness, without equally and ratably securing the Securities, if the sum of (i) the amount of Indebtedness secured by a Lien entered into after the date of this Indenture and otherwise prohibited by this Indenture and (ii) the aggregate amount of all Attributable Indebtedness with respect to all Sale and Leaseback Transactions entered into after the date of the Indenture pursuant to Section 1014 does not exceed 15% of the Consolidated Tangible Net Worth of the Company.

                  SECTION 1014. Limitation on Sale and Leaseback Transactions. The Company will not, and will not permit any Subsidiary of the Company to, enter into any Sale and Leaseback Transaction unless the aggregate amount of all Attributable Indebtedness with respect to all such transactions, plus all Indebtedness secured by Liens (excluding secured Indebtedness that is excluded as described in the second paragraph of Section 1013), does not exceed 15% of the Consolidated Tangible Net Worth of the Company.

                  SECTION 1015. Limitation on Asset Sales. In the event and to the extent that the Net Cash Proceeds received by the Company or any of its Subsidiaries from one or more Asset Sales occurring on or after the Issue Date in any period of 12 consecutive months exceed 10% of Adjusted Consolidated
Assets in any one fiscal year (determined as of the date closest to the commencement of such 12-month period for which a balance sheet of the Company and its

Subsidiaries has been prepared), then the Company will, within 12 months after the date such Net Cash Proceeds are received, apply an amount equal to the Net Cash Proceeds from such Asset Sale (or enter into a definitive agreement committing to so apply such amount within 12 months after the date of such agreement), either (i) to an investment or investments in property or assets that are of a nature or type or are used in a business (or in a company having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Company and its Subsidiaries existing on the date thereof (as determined in good faith by the Board of Directors, whose determination will be conclusive and evidenced by a Board Resolution), or (b) to permanently repay all or a portion of the 1994 Yankee Bonds. The amount of such excess Net Cash Proceeds required to be applied (or to be committed to be applied) during such 12-month period and not applied as so required by the end of such period will constitute "Excess Proceeds."

                  If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Offer to Purchase totals at least $5 million, the Company must, not later than the fifteenth Business Day of such month, make an Offer to Purchase from the Holders on a pro rata basis an aggregate principal amount of Securities equal to the Excess Proceeds on such date, at a purchase price equal to 100% of the principal amount of such Securities, plus, in each case, accrued interest (if any) to the Purchase Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Purchase Date) (the "Excess Proceeds Payment").

                  Notwithstanding the foregoing, (i) to the extent that any or all of the Net Cash Proceeds of any Asset Sale are prohibited or delayed by applicable local law from being repatriated to Mexico, the portion of such Net Cash Proceeds so affected will not be required to be applied pursuant to this
Section 1015 but may be retained for so long, but only for so long, as the applicable local law will not permit repatriation to Mexico (the Company hereby agrees to promptly take all reasonable actions required by applicable local law to permit such repatriation) and once such repatriation of any such affected Net Cash Proceeds is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds will be applied in the manner set forth in this Section 1015 as if such Asset Sale had occurred on the date of repatriation; and (ii) to the extent that the Board of Directors has determined in good faith that repatriation of any or all of the Net Cash Proceeds would have an adverse tax consequence to the Company, the Net Cash Proceeds so affected may be retained outside Mexico for so long as such adverse tax consequence would continue.

                  On the Purchase Date the Company will (i) accept for payment on a pro rata basis Securities or portions thereof tendered pursuant to the Offer to Purchase; (ii) deposit with the Paying Agent money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. The Company will publicly announce the results of the Offer to

Purchase as soon as  practicable  after the Purchase  Date. For purposes of this
Section 1015, the Trustee will act as the Paying Agent.

                  SECTION 1016. Change of Control. (a) Upon the occurrence of a Change of Control, each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and conditions set forth in this Section 1016 and this Indenture. The Company shall, within 30 days following the date of the consummation of a transaction resulting in a Change of Control (as defined below), make an Offer to Purchase all Outstanding Securities at a Purchase Price equal to 101% of their aggregate principal amount plus accrued interest, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Purchase Date).

                  (b) One Business Day prior to the Purchase Date, the Company shall deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted. On the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer to Purchase, and
(ii) deliver, or cause to be delivered, to the Trustee all Securities, or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the Purchase Date.

                  (c) A "Change of Control" will be deemed to have occurred in the event that, after the date of this Indenture, either (i)(a) a Person or any Persons acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto, together with any Affiliates or Related Persons thereof (other than any person or Group controlled by the Management Stockholders together with any Affiliates or Related Persons thereof), has become the beneficial owner (other than through the CPO Trust), by way of purchase, merger, consolidation or otherwise, of 35% or more of the Voting Stock of the Company and (b) such Person or Group (together with any Affiliates or Related Persons thereof) has become the beneficial owner (other than through the CPO Trust), by way of purchase, merger, consolidation or otherwise of a greater percentage of Voting Stock of the Company than that held by the Management Stockholders (together with any Affiliates or Related Persons thereof); or (ii) at any time during any consecutive two-year period individuals who at the beginning of such period were members of the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

                  SECTION 1017. Indemnification of Judgment Currency. The Company shall indemnify the Trustee and any Holder of a Security against any loss incurred by the Trustee or such Holder, as the case may be, as a result of any judgment or order being given or made for any amount due under this Indenture or such Security and being expressed and paid in a currency (the "Judgment Currency") other than United States dollars, and as a result of any variation between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Trustee or such Holder, as the case may be, on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

                  SECTION 1018. Payment of Additional Amounts. (a) All payments of principal and interest in respect of the Securities shall be made after withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Mexico or any authority therein or thereof having power to tax. The Company shall pay such additional amounts ("Additional Amounts") as will result in receipt by the Holders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such Additional Amounts shall be payable with respect to any payment on any Security to the extent:

                  (i) that any such taxes, duties, assessments or other governmental charges would not have been imposed but for a connection between the Holder or beneficial owner of such Security and Mexico (or any authority therein or thereof having power to tax) other than the holding of such Security and the receipt of payments with respect to such Security;

                  (ii) of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 30-day period;

                  (iii) of any Mexican taxes to the extent that such Mexican taxes would not have been imposed but for the failure of the Holder or beneficial owner of such Security to comply with any certification, identification, information, documentation or other reporting requirement if (a) such compliance is required by law (including, without limitation, Article 154 of the Mexican Income Tax Law), regulation or administrative practice as a precondition to exemption from, or reduction in the rate of withholding of, Mexican taxes (other than a reduction or exemption pursuant to any income tax treaty to which Mexico is a party) and (b) at least 30 days prior to the first interest payment date with respect to which the Company shall apply this clause (iii), the Company shall have notified the Trustee in writing that the Holders or beneficial owners of the Securities will be required to provide such information or documentation;

                  (iv) of any Mexican taxes imposed at a rate in excess of 15% if (a) such Holder or beneficial owner has failed to provide on a timely basis, at the reasonable request of the Company (subject to the conditions set forth below), information or documentation concerning such Holder's or beneficial owner's eligibility for benefits under an income tax treaty to which Mexico is a party that is necessary to determine the appropriate rate of deduction or withholding of Mexican taxes under any such treaty and (b) at least 30 days prior to the first Interest Payment Date with respect to which the Company shall make such request, the Company shall have notified the Trustee in writing that the Holders or beneficial owners of the Securities will be required to provide such information or documentation; or

                  (v) of estate, inheritance, gift, property or other similar taxes imposed with respect to such Security.

                  Notwithstanding the foregoing, the limitations on the Company's obligation to pay Additional Amounts set forth in Section 1018(a)(iii) and 1018(a)(iv) above shall not apply if a certification, identification, information, documentation or other reporting requirement described in Section 1018(a)(iii), or the provision of information or documentation described in
Section 1018(a)(iv), as the case may be, would be materially more onerous, in form, in procedure or in the substance of information disclosed, to such Holders or beneficial owners (taking into account any relevant differences between U.S. and Mexican law, regulation or administrative practice) than comparable information or other reporting requirements imposed under U.S. tax law, regulation (including proposed regulations) and administrative practice or other reporting requirements imposed as of July 22, 1996 under U.S. tax law, regulation (including proposed regulations) and administrative practice (such as IRS Forms 1001, W-8 and W-9). Notwithstanding the preceding sentence, so long as Rule 252 issued by the Secretaria de Hacienda y Credito Publico (the "Ministry of Finance") published in the Diario Oficial de la Federacion on March 29, 1996 or a substantially similar successor of such rule is in effect, the limitations on the Company's obligation to pay Additional Amounts set forth in Section 1018(a)(iii) above shall not apply unless (a) the certification, identification, information, documentation or other reporting requirement described in such
Section 1018(a)(iii) is required in order to apply Rule 252 (or a substantially similar successor rule thereto), (b) the Company cannot obtain such certification, identification, information, documentation or other reporting requirement through reasonable diligence and (c) the Company otherwise would meet the requirements for application of Rule 252 (or a substantially similar successor rule thereto). In addition, Sections 1018(a)(iii) and 1018(a)(iv) above shall not be construed to require that a non-Mexican pension or retirement fund or a non-Mexican financial institution or any other Holder register with the Ministry of Finance for the purpose of establishing eligibility for an exemption from Mexican withholding tax or to require that a Holder or beneficial owner certify or provide information concerning whether it is or is not a tax-exempt pension or retirement fund.

                  Upon the Trustee's receipt of timely written notification from the Company that the Holders or beneficial owners will be required to provide information or documentation, as described in Section 1018(a)(iii) or 1018(a)(iv) above, the Trustee shall provide such notification to the Holders or beneficial owners, as the case may be. The Company shall, as soon as practicable and in no event later than 30 days following the due date for each payment of Mexican taxes withheld by the Company with respect to the Securities, provide the Trustee with a certified copy of the official receipt evidencing the payment of such taxes. The Trustee shall, for a period of five years following the due date for each payment, maintain in its files each such certified copy received from the Company.

                  The Trustee shall, upon written request by the beneficial owner of a Security or any Paying Agent, provide such owner or Paying Agent with a copy of the certified copy of the receipt provided to the Trustee by the Company regarding the amount of Mexican tax withheld by the Company with respect to the Securities within 30 Business Days following the receipt by the Trustee of such request.

                  In respect of the Securities issued hereunder, at least 10 days prior to the first date of payment of interest on the Securities and at least 10 days prior to each date, if any, of payment of principal or interest thereafter if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and each Paying Agent with an Officers' Certificate instructing the Trustee and such Paying Agent as to whether such payment of principal of or any interest on such Securities shall be made without deduction or withholding for or on account of any tax, duty, assessment or other governmental charge. If any such deduction or withholding shall be required by Mexico or under the federal laws of the United States, then such certificate shall specify, by country, the amount, if any, required to be deducted or withheld on such payment to Holders of such Securities, and the Company shall pay or cause to be paid to the Trustee or such Paying Agent Additional Amounts, if any, required by this Section 1018. The Company agrees to indemnify the Trustee and each Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any Officers' Certificate furnished pursuant to this Section 1018.

                  The Company shall pay all stamp and similar duties, if any, which may be imposed by Mexico, the United States of America or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to this Indenture or the initial issuance of the Securities.

                  (b) Except as specifically provided in the Security or this Indenture, the Company shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

                  (c) The Company shall provide each Paying Agent and any withholding agent under relevant tax regulations with copies of each certificate received by the Company from a Holder of a Security pursuant to the text of such Security. Each such Paying Agent and withholding agent shall retain each such certificate received by it for as long as any Security is outstanding and in no event for less than four years after its receipt, and for such additional period thereafter, as set forth in an Officers' Certificate, as such certificate may become material in the administration of applicable tax laws.

                  (d) All references in this Indenture to principal or interest in respect of any Security shall be deemed to mean and include all Additional
Amounts, if any, payable in respect of such principal or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made.

                  (e) In the event that Additional Amounts actually paid with respect to the Securities are based on rates of deduction or withholding of Mexican taxes in excess of the appropriate rate applicable to the Holder or beneficial owner of such Securities, and, as a result thereof, such Holder or beneficial owner is entitled to make a claim for a refund or credit of such excess from Mexican tax authorities, then such Holder or beneficial owner shall, by accepting the Securities, be deemed to have assigned and transferred all right, title and interest to any such claim for a refund or credit of such excess to the Company. However, by making such assignment, the Holder or beneficial owner makes no representation or warranty that the Company will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto.

                  SECTION 1019. Provision of Financial Information. Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company will file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit, or cause the Trustee to transmit, by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Company were subject to such Sections, and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder. All such documents to be so filed or transmitted must be prepared in English and all financial statements included therein must be prepared in accordance with Mexican GAAP (with, in the case of annual financial statements, a reconciliation to U.S. GAAP as contemplated by the rules and regulations of the Commission), and include a convenience translation to U.S. dollars.

                  SECTION 1020. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1008 to 1019, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES
                            ------------------------

                  SECTION 1101. Right of Redemption. The Securities may be redeemed, at the option of the Company, as a whole but not in part, if, as a result of any amendment to, or change in, the laws (or any regulation or rulings thereunder) of Mexico or any political subdivision or taxing authority thereof or therein, or any amendment to or change in an official interpretation or application regarding such laws, regulations or rulings, which amendment, change, application or interpretation becomes effective on or after July 22, 1996, the Company pays or would be obligated for reasons outside its control, and after taking reasonable measures available to it to avoid such obligation, to pay Additional Amounts in respect of any Security pursuant to the terms and conditions thereof in excess of those attributable to the Mexican withholding tax of 15% imposed on interest payments to Holders, then, at the option of the Company, the Securities may be redeemed, as a whole but not in part, at any time, upon giving not less than 30 nor more than 60 days' notice by mail to the Holders (which notice shall be irrevocable), at a Redemption Price equal to the principal amount thereof, together with accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the Interest Payment Date that is on or prior to the Redemption Date) and Additional Amounts, if any, which would otherwise be payable; provided that (1) no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

                  Prior to the publication of any notice of redemption pursuant to this Section 1101, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Company so to redeem have occurred and (ii) an Opinion of Mexican Counsel to the effect that the Company has or shall become obligated to pay such Additional Amounts as a result of such amendment or change. Such notice, once delivered by the Company to the Trustee, shall be irrevocable.

                  SECTION 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

                  SECTION 1103. Notice of Redemption. Notices to redeem Securities shall be given to each Holder in the manner set forth in Section 106. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. Such notices will be deemed to have been given on the date of mailing. Notices to redeem Securities shall identify the Securities to be redeemed (including CUSIP numbers), specify the Redemption Date, the places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed, that interest accrued to the date, fixed for redemption (subject to the right of Holders of record on the relevant Record Date to receive interest on an Interest Payment Date that is on or prior to the Redemption Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue. Such notice shall also state that the conditions precedent to such redemption have occurred and the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 1104. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 1105. Securities Payable on Redemption Date. If notice of redemption has been given in the manner set forth in Section 1103, the Securities shall become due and payable on the Redemption Date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, the Securities shall be paid and redeemed by the Company at the places and in the manner herein specified and at the Redemption Price herein specified together with accrued interest (subject to the right of Holders of record on the relevant Record Date to receive interest on an Interest Payment Date that is on or prior to the Redemption Date) to the Redemption Date. From and after the Redemption Date, if monies for the redemption of Securities called for redemption shall have been made available at the office of the Paying Agent (or, if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 1003), for redemption on the Redemption Date, the Securities called for redemption shall cease to bear interest, and the only right of the Holders of such Securities shall be to receive payment of the Redemption Price together with accrued interest (subject to the right of Holders of record on the relevant Record Date to receive interest on an Interest Payment Date that is on or prior to the Redemption Date) to the Redemption Date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the Redemption Date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.


                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE
                       ----------------------------------

                  SECTION 1201. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

                  SECTION 1202. Defeasance and Discharge. Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and this Indenture and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the rights of the Trustee under Section 607 hereunder, and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

                  SECTION 1203. Covenant Defeasance. Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1008 through 1016 and Section 1019, inclusive, any covenants provided pursuant to Section 901(2) for the benefit of the Holders of Securities and Clause (3) and Clause (4) of
Section 801, and (ii) the occurrence of an event specified in Section 501(3) or 501(4) (but only with respect to Clauses (3) and (4) of Section 801) or 501(5) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such section or clause whether directly or indirectly by reason of any reference elsewhere herein to any such section or clause or by reason of any reference in any such section; to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 1204. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 1202 or
Section 1203 to the then Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money, denominated in U.S. dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money, denominated in U.S. dollars, in an amount, or (C) a combination thereof, sufficient, in the opinion of a firm of independent public accountants nationally recognized in the United States expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities, including Additional Amounts, if any. For this purpose, "U.S.
         Government   Obligations"   means   securities   that  are  (x)  direct
         obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of U.S. Counsel stating that (x) the Company has received from or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for U.S. federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of U.S. Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for U.S. federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (6) No Event of Default or event which with notice or passage of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending on the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of U.S. Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1202 or the Covenant Defeasance under Section 1203 (as the case may be) have been complied with.

                  (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder, in each case as set forth in an Opinion of U.S. Counsel delivered by the Company to the Trustee.

                  (10) In the case of an election under Section 1202 or 1203, the Company shall have delivered to the Trustee an Opinion of Mexican Counsel stating that the Holders of the Outstanding Securities will not recognize gain or loss for Mexican income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to Mexican income tax on the same amount in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge had not occurred.

                  SECTION 1205. Deposited Money and U.S. Government Obligations to Be Held in Trust, Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 1003, all money and U.S.
Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

                  SECTION 1206. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                          ----------------------------



                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and the Trustee has caused its corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                              GRUPO INDUSTRIAL DURANGO, S.A. de C.V.



                              By:
                                  ----------------------------------------------
                                  Name:   Dr. JOSE A. RINCON
                                  Title:  President and Chief Operating Officer



                              THE CHASE MANHATTAN BANK,
                                  as Trustee



                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

Attest:

                                                                      SCHEDULE A
                                                                      ----------


Indebtedness/Lender                                          Amount (000)
-------------------                                          ------------
Flooring Rate Notes*                                              $ 7,524
Commisiones y Representaciones                                     10,000
  Delk (Dabdoub)*
Banamex                                                            13,000
Manuel Arellano                                                     8,340
Arrendadora Bankamerica*                                            8,800
Arrendadora Bankamerica                                               767
Banco Bilbao                                                        1,508
Grupo Garcia Franco                                                 3,643
Ponderosa Industrial*                                              15,000
Derivados Forestales*                                              12,000
Cerveceria Cuantemoc                                                2,089
Bancomer+*                                                          7,000
Chase*                                                             10,000
Bancomer+*                                                          6,580
Probursa+*                                                            750
Probursa+*                                                            750
Probursa+                                                             500
Probursa+                                                             484
Cremi+*                                                               424
California Commerce Bank+*                                          3,500
Union+                                                              1,698
Ponderosa Industrial+                                               1,200
Banamex+                                                            3,820
                                                                   ------
                                                                 $119,377


* Indebtedness being refinanced with proceeds from issuance of the Securities. + Indebtedness of Subsidiaries under Section 1011(ii)(e).